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                                                                       Exhibit 1



                              HUNTINGTON CAPITAL II
                             HUNTINGTON CAPITAL III
                              HUNTINGTON CAPITAL IV
                              HUNTINGTON CAPITAL V
                              HUNTINGTON CAPITAL VI

                              Preferred Securities
               guaranteed to the extent set forth in Guarantees by
                       HUNTINGTON BANCSHARES INCORPORATED

                   Underwriting Agreement Standard Provisions
                                (June ___, 1998)


                  From time to time, Huntington Capital II, Huntington Capital III, Huntington Capital IV, Huntington Capital V and Huntington Capital VI, each a statutory business trust formed under the laws of the State of Delaware (each a "Trust" and collectively, the "Trusts"), and Huntington Bancshares Incorporated, a Maryland corporation (the "Company"), as Sponsor of each Trust and as Guarantor, may enter into one or more Underwriting Agreements (each an "Underwriting Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, which shall provide that the Trust identified in the applicable Underwriting Agreement (such Trust being the "Designated Trust" with respect to such Underwriting Agreement) shall issue and sell to the firms named in Schedule I to the applicable Underwriting Agreement (such firms constituting the "Underwriters" with respect to such Underwriting Agreement and the securities specified therein) certain of its preferred capital securities (the "Securities") identified in Schedule I to the applicable Underwriting Agreement (with respect to such Underwriting Agreement, the "Designated Securities") representing undivided beneficial interests in the assets of the Designated Trust. The proceeds of the concurrent sales of the Designated Securities to the public and of the common securities of the Designated Trust (the "Common Securities") to the Company are to be invested in junior subordinated debentures of the Company with respect to such Designated Securities (with respect to such Underwriting Agreement, the "Subordinated Debentures"), to be issued pursuant to a junior subordinated indenture dated as of June 4, 1998, between the Company and The Chase Manhattan Bank, as trustee (the "Indenture"). The Designated Securities may be exchangeable into Subordinated Debentures as specified in Schedule II to such Underwriting Agreement. The Designated Securities will be guaranteed by the Company to the extent set forth in the Underwriting Agreement with respect to such Designated Securities (with respect to such Underwriting Agreement, the "Guarantee").

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                  The Company and the Trusts have filed with the Securities and
Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Subordinated Debentures, the Securities and the Guarantees and have filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), specifically relating to the Designated Securities, the related Guarantee and the Subordinated Debentures offered pursuant to this Agreement. The registration statement as amended at the date of this Agreement, including information, if any, deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act is hereinafter referred to as the "Registration Statement." The term "Basic Prospectus" means the prospectus included in the Registration Statement. The term "Prospectus" means the Basic Prospectus together with the Prospectus Supplement. The term "preliminary prospectus" means a preliminary prospectus supplement specifically relating to the Designated Securities, together with the Basic Prospectus. As used herein, the terms "Basic Prospectus", "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement", "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  The terms and rights of any particular issuance of Designated Securities shall be as specified in the Underwriting Agreement relating thereto and in or pursuant to the amended and restated declaration of trust identified in such Underwriting Agreement (with respect to such Underwriting Agreement, the "Declaration").

                  1. The Underwriting. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Underwriting Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. These Underwriting Agreement Standard Provisions shall not be construed as an obligation of any Trust to sell any of its preferred securities or as an obligation of any Underwriters to purchase any of such capital securities. The obligation of any Trust to issue and sell any of its capital securities and the obligation of any Underwriters to purchase any of such capital securities shall be evidenced by the Underwriting Agreement with respect to the Designated Securities specified therein. Each Underwriting Agreement shall specify the maximum number of Designated Securities, the initial public offering price of such Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities into which the Designated Securities will be exchangeable, the purchase



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price to the Underwriters of such Designated Securities, the names of the
Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Underwriting Agreement shall also specify (to the extent not set forth in the Declaration with respect thereto or the Registration Statement and Prospectus as amended or supplemented) the terms of such Designated Securities. Any Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The standard provisions set forth herein will be incorporated by reference in any Underwriting Agreement. The obligations of the Underwriters under each Underwriting Agreement shall be several and not joint.

                  2. Representations and Warranties. Each of the Designated Trust and the Company, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) The Registration Statement has been declared effective; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Designated Trust or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;


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                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Designated Trust or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities or to that part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act (Form T-1) of The Chase Manhattan Bank;

                  (d) The Designated Trust has been duly created and is validly existing as a business trust in good standing under the Business Trust Act of the State of Delaware (the Delaware Business Trust Act), with power and authority (trust and other) to own its property and conduct its business as described in the Prospectus, and to enter into and perform its obligations under this Agreement and the Designated Securities and to consummate the transactions contemplated by the Underwriting Agreement with respect to such Designated Securities (including without limitation the provisions hereof incorporated by reference therein) and the Declaration of the Designated Trust; the Designated Trust has conducted and will conduct no business other than the transactions contemplated by the Underwriting Agreement (including without limitation the provisions hereof incorporated by reference therein) and described in the Prospectus as amended and supplemented with respect to the Designated Securities; the Designated Trust is not a party to or bound by any agreement or instrument other than the Underwriting Agreement with respect to the sale of such Designated Securities (including without limitation the provisions hereof incorporated by reference therein), and the Declaration of the Designated Trust and the agreements and instruments contemplated by such Declaration and described in the Prospectus as amended and supplemented with respect to the Designated Securities; the Designated Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Underwriting Agreement with respect to such Designated Securities (including without limitation the provisions hereof incorporated by reference therein) and the Declaration of the Designated Trust and described in the Prospectus as amended and supplemented with respect to such Designated Securities; the Designated Trust is not a party to or subject to any action, suit or proceeding of any nature;



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         the Designated Trust is not, and at the Time of Delivery (as defined in
         Section 4 hereof) will not be, classified as an association taxable as a corporation for United States federal income tax purposes;

                  (e) The Designated Securities have been duly authorized on behalf of the Designated Trust by the Company, as sponsor of the Designated Trust, and, when the Designated Securities are issued and delivered pursuant to the Underwriting Agreement (including without limitation the provisions hereof incorporated by reference therein) with respect to such Designated Securities, will have been duly and validly issued and fully paid and non-assessable beneficial interests in the Designated Trust entitled to the benefits provided by the Declaration which will be substantially in the form filed as an exhibit to the Registration Statement; and the capital securities of the Designated Trust conform to the description thereof contained in the Registration Statement and the Designated Securities will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                  (f) The holders of the Designated Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; the issuance of the Designated Securities is not subject to preemptive or similar rights;

                  (g) The Common Securities of the Designated Trust have been duly authorized on behalf of the Designated Trust by the Company, as sponsor of the Designated Trust, and upon delivery by the Designated Trust to the Company against payment therefor as set forth in the Declaration, will be duly and validly issued, fully paid, beneficial interests in the Designated Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Time of Delivery, all of the issued and outstanding Common Securities of the Designated Trust will be directly owned by the Company free and clear of liens, encumbrances, equities or claims;

                  (h) The Guarantee, the Declaration, the Subordinated Debentures, and the Indenture (the Guarantee, the Declaration, the Subordinated Debentures and the Indenture being collectively referred to as the "Company Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee (as defined in the Guarantee), in the case of the Declaration, by the Declaration Trustees (as defined in the Declaration) and, in the case of the Indenture, by the Trustee named therein (the "Debenture Trustee"), and, in the case of the Subordinated



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         Debentures, when validly issued by the Company and validly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Declaration, the Indenture and the Guarantee have each been duly qualified under the Trust Indenture Act; the Subordinated Debentures are entitled to the benefits of the Indenture; and the Company Agreements, which will be in substantially the form filed as exhibits to the Registration Statement, will conform to the descriptions thereof in the Prospectus as amended or supplemented with respect to the Designated Securities to which they relate;

                  (i) The execution, delivery and performance of this Agreement, the Declaration, the Common Securities and the Designated Securities by the Trust, the issue and sale of the Designated Securities, the purchase of the Junior Subordinated Debentures by the Designated Trust from the Company, the distribution of the Junior Subordinated Debentures upon the liquidation of the Designated Trust in the circumstances contemplated by the Declaration and described in the Prospectus, and the consummation of the transactions contemplated herein and in the Declaration (the "Trust Transactions") or this Agreement, will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Designated Trust, and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the Trust Transactions except for such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.



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                 (j) The execution, delivery and performance of this Agreement, the Guarantee Agreement, the Indenture and the Junior Subordinated Debentures, by the Company, the purchase of the Common Securities by the Company from the Designated Trust, and the consummation by the Company of the transactions herein (the "Company Transactions") will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such Company Transactions result in any violation of the provisions of the Articles of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the Company Transactions except for such consents, approvals, authorizations, registrations, or qualifications as may be required under the state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters.

                  (k) The Underwriting Agreement with respect to the Designated Securities (incorporating the provisions hereof) has been duly authorized, executed and delivered by the Company and the Designated Trust;

                  (l) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, involving potential losses with a reasonably possible unfavorable final outcome against the Company or any of its subsidiaries that is expected individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (m) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act");




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                  (n) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (o) Neither the Designated Trust nor the Company is, nor after giving effect to the offering and sale of the Designated Securities will either be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (p) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendments or supplement thereto subsequent to the date of the Agreement); and, since the date as of which information is given in the Prospectus, there has not been any change in the consolidated shareholders' equity (other than as a result of earnings to date and issuances pursuant to the Company's dividend reinvestment plan or under any employee stock or benefit plan, regular quarterly dividends, and changes in net unrealized gains (losses) on securities available for sale) or any material change in long-term debt of the Company and its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus (excluding any amendments or supplements thereto subsequent to the date of this Agreement);

                  (q) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the securities registered pursuant to the Registration Statement; and

                  (r) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  3. Public Offering. The Designated Trust and the Company are advised by the Representative that the Underwriters propose to make a public offering of



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their respective portions of the Designated Securities as soon after this
Agreement has been entered into as in the Representative's judgment is advisable. The terms of the public offering of the Designated Securities are set forth in the Prospectus.

                  4. Purchase and Delivery. Payment for the Designated Securities shall be made to the Designated Trust in Federal or other funds immediately available in New York City at the time and place set forth in the Underwriting Agreement (the "Time of Delivery"), upon delivery to the Representative for the respective accounts of the several Underwriters of the Designated Securities registered in such names and in such denominations or amounts, as the case may be, as the Representative shall request in writing not less than one full business day prior to the date of the delivery.

                  5. Conditions to Closing. The obligations of the Underwriters of any Designated Securities under the Underwriting Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Designated Trust and the Company in or incorporated by reference in the Underwriting Agreement relating to such Designated Securities are, at the Time of Delivery for such Designated Securities, true and correct, the condition that the Designated Trust and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued under the Securities Act and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) If required under the Underwriting Agreement relating to such Designated Securities, Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Designated Securities, the Subordinated Debentures, the Guarantee, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; in rendering such opinion Sullivan & Cromwell may rely as to the incorporation of the Company and all other matters of Maryland law upon the opinion of Porter, Wright, Morris & Arthur referred to in paragraph [__] hereof and as to all matters of Delaware law upon the opinion of Richards, Layton & Finger, P.A. referred to in paragraph [_] hereof;




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                  (c) With respect to the Designated Securities subsequent to the execution and delivery of the Underwriting Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Designated Securities on the terms and in the manner contemplated in the Prospectus;

                  (d) Porter, Wright, Morris & Arthur, independent counsel to the Company, shall have furnished to the Representatives their opinion or opinions, dated each Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Maryland and the Company has the corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented relating to the Designated Securities and is duly registered as a bank holding company under the BHC Act;

                           (ii) The Huntington National Bank has been duly
                  organized, is validly existing as a national bank in good standing under the laws of the United States, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;




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                           (iii) The Company has an authorized capitalization as
                  set forth in the Prospectus as amended or supplemented thereto relating to the Designated Securities; and all of the issued shares of capital stock of The Huntington National Bank have been duly and validly authorized and issued and are fully paid and non-assessable (subject to the provisions of 12 U.S.C. ss.55) and to the best knowledge of such counsel are beneficially owned, directly or indirectly, by the Company, subject to no security interest, other encumbrance or adverse claim, except as otherwise stated in the Prospectus as amended or supplemented relating to the Designated Securities;

                           (iv) The Company Agreements each have been duly
                  authorized, executed and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Company Agreements conform to the descriptions thereof in the Prospectus as amended or supplemented; the Subordinated Debentures are entitled to the benefits provided by the Indenture; and the Declaration, the Indenture and the Guarantee have each been duly qualified under the Trust Indenture Act;

                           (v) The Subordinated Debentures being issued at such
                  Time of Delivery have been duly authorized in conformity with the terms of the Indenture, and when such Subordinated Debentures have been duly executed, authenticated and issued in conformity with the Indenture and delivered against payment in accordance with the Underwriting Agreement with respect to the Designated Securities they will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (vi) The Underwriting Agreement with respect to the
                  Designated Securities has been duly authorized, executed and delivered by the Company;

                           (vii) The Designated Securities have been duly
                  authorized by the Company, as Sponsor, on behalf of the Designated Trust;

                           (viii) The Trust is not an "investment company"
                  within the meaning of the Investment Company Act;

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
                           (ix) The execution, delivery and performance of this
                  Agreement and the Company Agreements by the Company and the Designated Trust will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company and the Designated Trust is a party or by which the Company or the Designated Trust is bound or to which any of the property or assets of the Company or the Designated Trust is subject, nor will such action result in any violation of the provisions of the Restatement of Charter, as amended, of the Company or the By-Laws of the Company or the Declaration of the Designated Trust or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties or the Designated Trust or any of its property, except for such violations and defaults as would not have a material adverse effect on the financial position, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, or the Designated Trust and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the performance by the Company or the Designated Trust of its obligations under this Agreement and the Company Agreements, except such consents, approvals, authorizations, registrations or qualifications as have been obtained or may
                  be required under state securities    or Blue Sky laws in
                  connection with the offer and sale of the Designated
                  Securities;

                           (x) To the best of such counsel's knowledge and other
                  than as set forth in the Prospectus as amended or supplemented thereto relating to the Designated Securities, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, involving potential losses with a reasonably possible unfavorable final outcome against the Company or any of its subsidiaries that is expected, individually or in the aggregate, to have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (xi) The statements set forth in the Prospectus under
                  the captions "Description of the Subordinated Debentures", "Description of the Capital Securities", "Description of Guarantees" and "Relationship Among the Capital Securities, the Corresponding Subordinated Debentures, and the Guarantees" and in the Prospectus as amended or supplemented under the captions "Certain Terms of Series B Capital Securities" and "Certain Terms of the Series B Subordinated Debentures", insofar as they purport to constitute summaries of certain terms of the Designated Securities, the Subordinated Debentures or the Company

                  Agreements, in each case constitute accurate summaries of the terms of the Company Agreements and of such securities, as set forth in the Company Agreements, in all material respects;

                           (xii) Such counsel does not know of any contracts or
                  other documents required to be described or referred to in or filed or incorporated by reference as an exhibit to the Registration Statement or the Prospectus other than those described or referred to therein or filed as an exhibit thereto;

                           (xiii) Such counsel (A) is of the opinion that the
                  Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus as of the date hereof and of the time of delivery contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (e) Richards, Layton & Finger, P.A., special Delaware Counsel to the Designated Trust and the Company, shall have furnished to the Representatives, the Company and the Designated Trust such written opinion or opinions, dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to you, to the effect that:

                           (i) The Designated Trust has been duly created and is
                  validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Designated Trust as a business trust have been made;

                           (ii) Under the Delaware Business Trust Act and the
                  Declaration, the Designated Trust has the trust power and authority to own property and conduct its business, all as described in the Prospectus;

                           (iii) The Declaration constitutes a valid and legally
                  binding obligation of the Company and the Trustees, and is enforceable against each of the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution and, once duly and validly issued, the Designated Securities will entitle Securityholders to benefits of the Declaration (subject to the terms of the Declaration);

                           (iv) Under the Delaware Business Trust Act and the
                  Declaration, the Designated Trust has the trust power and authority to (a) execute and deliver the Underwriting Agreement relating to the Designated Securities (incorporating by reference the provisions hereof) and perform its obligations under such Underwriting Agreement; (b) issue and perform its obligations under the Designated Securities and the Common Securities; and (c) purchase the Junior Subordinated Debentures;

                           (v) Under the Delaware Business Trust Act and the
                  Declaration, the execution and delivery by the Designated Trust of the Underwriting Agreement relating to the Designated Securities (incorporating by reference the provisions hereof), and the performance by the Designated Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Designated Trust;

                           (vi) The Designated Securities have been duly
                  authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable beneficial interests in the Designated Trust and are entitled to the benefits provided by the Declaration; the Securityholders, as beneficial owners of the Designated Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates representing the Designated Securities and the issuance of replacement certificates representing the Designated Securities and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Declaration) to exercise its rights and remedies under the Declaration;

                           (vii) The Common Securities have been duly authorized
                  by the Declaration and are validly issued and represent beneficial interests in the Designated Trust;

                           (viii) Under the Delaware Business Trust Act and the
                  Declaration, the issuance of the Designated Securities and the Common Securities is not subject to preemptive rights;

                           (ix) The issuance and sale by the Designated Trust of
                  Designated Securities and the Common Securities, the execution and delivery of the Underwriting Agreement (incorporating by reference the provisions hereof) with respect to the Designated Securities and the performance by the Designated Trust of such Underwriting Agreement, the consummation by the Designated Trust of the transactions contemplated thereby and the compliance by the Designated Trust with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Trust of the Designated Trust or the Declaration, or (b) any applicable Delaware law or administrative regulation;

                           (x) The issuance, sale and delivery by the Trust of
                  the Designated Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the purchase by the Trust of the Debentures to be purchased by it and the performance by the Trust of its obligations under the Declaration, the Underwriting Agreement and the Designated Securities do not result in a violation of the Declaration, the Certificate or any Delaware law (statutory or decisional) or Delaware regulation. No authorization, approval, consent or order of any Delaware court or any Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Trust Securities. After due inquiry on ___________, 1998, limited to, and solely to the extent disclosed thereupon, court dockets for active cases in the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, of the Superior Court of the State of Delaware in and for New Castle County, Delaware, and of the United States District Court sitting in the State of Delaware, we are not aware of any legal or governmental proceeding pending against the Designated Trust.

                           (xi) Assuming that the Designated Trust derives no
                  income from or connected with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Designated Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities. In rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware; and

                           (xii) Assuming that the Designated Trust derives no
                  income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Designated Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Designated Trust, and the Designated Trust will not be liable for any income tax imposed by the State of Delaware;

                  (f) Porter, Wright, Morris & Arthur, tax counsel for the Designated Trust and the Company, shall have furnished to you their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that such firm confirms its opinion set forth in the Prospectus as amended or supplemented under the caption "Certain United States Federal Income Tax Consequences";

                  (g) The Representatives shall have received, on each of the date hereof and the Time of Delivery, letters dated the date hereof and the Time of Delivery, as the case may be, in form and substance satisfactory to the Representatives, from Ernst & Young LLP, independent public accountants, and BDO Seidman, LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Time of Delivery shall use a "cut-off date" not earlier than the date hereof;

                  (h) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended and supplemented with respect to the Designated Securities there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as so amended and supplemented, the effect of which is in the Representatives' judgment after consultation with the Company so material and adverse as to make it impractical or inadvisable to proceed with the public offering of the Designated Securities on the terms and in the manner contemplated in the Prospectus as so amended and supplemented;

                  (i) On or after the date of the Underwriting Agreement relating to the Designated Securities, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Nasdaq National Market; (ii) a general moratorium on commercial banking activities declared by either Federal or Ohio state authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this subsection (j) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus relating to the Designated Securities; and

                  (j) The Designated Trust and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Securities certificates of officers of the Designated Trust and the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Designated Trust and the Company herein at and as of such Time of Delivery, as to the performance by each of the Designated Trust and the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (c) of this Section and as to such other matters as the Representatives may reasonably request.

                  6. Reimbursements by the Company. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Trusts' and the Company's counsel and accountants in connection with the registration of the capital securities of the Trusts and the guarantees and junior subordinated debentures of the Company under the Securities Act and all other fees or expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the

Prospectus and amendments and supplements thereto and the reasonable mailing and delivering of copies thereof to the Underwriters and dealers in the reasonable quantities hereinabove specified; (ii) the cost of printing or producing any Agreement among Underwriters, these standard provisions, the Underwriting Agreement, the Declaration, the Indenture, the Guarantee, any Blue Sky or similar investment surveys or memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all expenses in connection with the qualification of the Designated Securities, the Guarantee and the Subordinated Debentures for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys; (iv) any fees charged by securities rating services for rating the Designated Securities and the Subordinated Debentures; (v) the cost of preparing the Designated Securities and the Subordinated Debentures; (vi) the fees and expenses of any Trustee, Debenture Trustee and Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with the Declaration, the Indenture, the Guarantee and the Designated Securities; (vii) the cost of qualifying the Designated Securities with The Depository Trust Company; (viii) fees and expenses in connection with listing the Designated Securities (and the Subordinated Debentures, if necessary) on the Nasdaq National Market or such other exchange or market and the cost of registering the Designated Securities (and the Subordinated Debentures, if necessary) under
Section 12 of the Exchange Act in the event the Designated Securities are listed on an exchange or market; and (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Designated Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show. It is understood, however, that, except as provided in this Section 6,
Section 7 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees and disbursements of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

                  7. Indemnity and Contribution.

                  (a) The Company and the Designated Trust will, jointly and severally indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Underwriter, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by or on behalf of an Underwriter through you expressly for use therein.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Designated Trust, the Trustees, the Administrator, the Company, its directors, its officers, and each person, if any, who controls the Designated Trust or the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Designated Trust or the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Designated Trust or the Company in writing by an Underwriter through you expressly for use in the Registration Statement and the Prospectus or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph 7(a) or 7(b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate, in the reasonable judgement of the indemnified party, because of actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for (i) all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the Designated Trust, the Trustees, the Company, its directors, its officers and each person, if any, who controls the Designated Trust or the Company with the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of the Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Designated Trust or the Company, and such directors, trustees, officers and control persons of the Designated Trust or the Company, such firm shall be designated in writing by the Designated Trust or the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in paragraph 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Designated Securities or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Designated Trust or the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Designated Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such received by the Underwriters in respect thereof, in each case as set forth in the Prospectus, bear to the aggregate offering price of such. The relative fault of the Designated Trust or the Company on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Designated Trust or the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Designated Securities they have purchased hereunder, not joint.

                  (e) The Company, the Designated Trust and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Designated Trust or the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling such Underwriter or by or on behalf of the Designated Trust or the Company, its officers, trustees or directors or any person controlling the Designated Trust or the Company and (iii) acceptance of and payment for any of the Designated Securities. The remedies provided for in this
         Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  8. Defaulting Underwriters. If, at the Time of Delivery, any one or more of the Underwriters shall fail or refuse to purchase Designated Securities that it has or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Designated Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Designated Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Designated Securities set forth opposite their respective names in the Underwriting Agreement bears to the aggregate liquidation amount of Designated Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Designated Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the liquidation amount of Designated Securities that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 8 by an amount in excess of one-ninth of such principal amount of Designated Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Designated Securities and the aggregate number of Designated Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Designated Securities to be purchased, and arrangements satisfactory to the Representative and the Designated Trust and the Company for the purchase of such Designated Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representative or the Designated Trust and Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  9. Covenants. Each of the Designated Trust and the Company, jointly and severally, agrees with each of the Underwriters of any Designated
Securities:

                  (a) To file the Prospectus as amended or supplemented with respect to the Designated Securities with the Commission; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
         Section 13(a), 13(c), 14 or 15(d) of the

         Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of such Designated Securities or the Subordinated Debentures issuable upon termination of the Designated Trust for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Designated Securities or the Subordinated Debentures issuable upon termination of the Designated Trust for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Designated Securities, provided that in connection therewith neither the Designated Trust nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) To furnish to the Underwriters, without charge, such number of signed copies of the Registration Statement (including exhibits thereto) as the Underwriters may reasonably request and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 9(e) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request;

                  (d) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule;

                  (e) If, during such period after the first date of the public offering of the Designated Securities as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Designated Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law;

                  (f) To endeavor to qualify the Designated Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request;

                  (g) In the case of the Company, to make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (h) During the period beginning from the date of the Underwriting Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any capital securities in any of the Trusts, any other beneficial interests in the assets of the Designated Trust or any other Trust, or any capital securities or any other securities of the Designated Trust or the Company, as the case may be, that are substantially similar to such Designated Securities (including any guarantee of such securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive securities, capital securities or any such substantially similar securities of either the Designated Trust, any other Trust or the Company that are subordinated to the

         Senior Indebtedness (as defined in the Indenture) of the Company in a manner substantially similar to the subordination of the Subordinated Debentures without the prior written consent of the Representatives;

                  (i) In the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Designated Securities as contemplated in the Underwriting Agreement with respect to the Designated Securities and in the Prospectus Supplement as amended and supplemented with respect to the Designated Securities;

                  (j) To furnish to the holders of the Designated Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants); and

                  (k) If the Company and the Designated Trust elect to rely upon Rule 462(b), the Company and the Designated Trust shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of the Underwriting Agreement with respect to the Designated Securities, and the Company and the Designated Trust shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

                  10. Survival of Representations, Warranties and Covenants. The respective indemnities, agreements, representations, warranties and other statements of the Designated Trust, the Company and the several Underwriters, as set forth herein or made by or on behalf of them, respectively, pursuant hereto, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Designated Trust, the Company, or any officer or director or Trustee or controlling person of the Designated Trust or the Company, and shall survive delivery of and payment for the Designated Securities.

                  11. Expenses. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  12. Representative; Notices. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Underwriting Agreement.

                  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Underwriting Agreement; and if to the Designated Trust or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Designated Trust or the Company, as the case may be, set forth in the Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  13. Binding Effect. Each Underwriting Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Designated Trust and the Company and, to the extent provided in Section 7 and
Section 10 hereof, the officers and directors of the Designated Trust or the Company and each person who controls the Designated Trust, the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of any such Underwriting Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  14. Timeliness. Time shall be of the essence of each Underwriting Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                  15. Applicable Law. EACH UNDERWRITING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  16. Counterparts. Each Underwriting Agreement may be executed by any one or more of the parties thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                                  Very truly yours,

                                  HUNTINGTON BANCSHARES
                                     INCORPORATED

                                  By:
                                     ------------------------------------
                                      Name:
                                      Title:


                                  HUNTINGTON CAPITAL


                                  By:
                                     ------------------------------------
                                      Name:
                                      Title:  Regular Trustee



Accepted as of the date hereof:


[Name(s) of Representative(s)]
As Representatives of the Underwriters
Named in Schedule I hereto

------------------------------------


By:
   ---------------------------------
   Name:
   Title:

On behalf of each of the Underwriters
named on Schedule I hereto

                             Underwriting Agreement


To the Underwriters named in
 Schedule I hereto

     c/o [Names and Addresses of Representatives]


                               -------- ---, ----


Dear Sirs:

         Huntington Capital __________, a statutory business trust formed under the laws of the State of Delaware (the "Designated Trust"), and Huntington Bancshares Incorporated, a Maryland corporation (the "Company"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement Standard Provisions (June __, 1998) (the "Standard Provisions"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the preferred securities of the Designated Trust specified in
Schedule II hereto. The Designated Securities the Underwriters may elect to purchase are herein referred to as the "Designated Securities." Each of the provisions of the Standard Provisions is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Underwriting Agreement. Each reference to the Representatives herein and in the provisions of the Standard Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Standard Provisions are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Standard Provisions and the address of the Representatives referred to in such Section 12 are set forth at the end of
Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Standard Provisions incorporated herein by reference, (a) the Designated Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Designated Trust, at the time and place and at the purchase price to the

Underwriters set forth in Schedule II hereto, the number of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us [ten] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Standard Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Designated Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                    Very truly yours,

                                    HUNTINGTON BANCSHARES
                                       INCORPORATED

                                    By:
                                       ----------------------------------
                                        Name:
                                        Title:


                                    HUNTINGTON CAPITAL
                                        By:  Huntington Bancshares
                                             Incorporated, as Sponsor


                                        By:
                                       ----------------------------------
                                             Name:
                                             Title:



Accepted as of the date hereof:


[Name(s) of Representative(s)]
As Representatives of the Underwriters
Named in Schedule I hereto

------------------------------------


By:
   ---------------------------------
   Name:
   Title:

On behalf of each of the Underwriters
named on Schedule I hereto

                                   SCHEDULE I
                           (TO UNDERWRITING AGREEMENT)


                                                                Number of
                                                                Designated
                                                              Securities to
                                                              be Purchased
                                                           -------------------
Underwriter
---------------

[Names of Representatives]..........................
[Name of Underwriters]..............................

Total
                                                 ------------------------------

                                                 ==============================

                                   SCHEDULE II
                             (TO PRICING AGREEMENT)

DESIGNATED TRUST:

         Huntington Capital  __________

TITLE OF DESIGNATED SECURITIES:

         _____% ________________________  Securities, Series ____

AGGREGATE PRINCIPAL AMOUNT:

         [Aggregate liquidation amount] [Number] of Designated Securities:
[$] _____________



INITIAL OFFERING PRICE TO PUBLIC

         [$ _____ per Designated Security] [_____% of the principal amount of the Designated Securities]

PURCHASE PRICE BY UNDERWRITERS:

         [$ _____ per Designated Security][_____% of the principal amount of the Designated Securities]

UNDERWRITERS' COMPENSATION:

         $____ per Designated Security

FORM OF DESIGNATED SHARES:

         Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.

ACCOUNT FOR PAYMENT OF PURCHASE PRICE:
-------------------------------------

Declaration:

         Amended and Restated Declaration dated _______________, between the Company and the Trustees named therein.

GUARANTEE:

         Guarantee Agreement, dated as of ___________________, between Company, as guarantor, and Guarantee Trustee.

SUBORDINATED DEBENTURES:

         _____% Junior Subordinated Debentures, Series _____

MATURITY:



INTEREST RATE:  [Insert Float Rate Terms, if applicable.]

         _____%

INTEREST PAYMENT DATES:


EXTENSION PERIOD:

         [10 semi-annual periods]

REDEMPTION PROVISIONS:


SINKING FUND PROVISIONS:

         No sinking fund provisions.

[LISTING:

         The Company and the Designated Trust shall each use its best efforts to list, subject to notice of issuance, the Designated Securities on the ______________ and, if the Corporation elects to terminate the Designated Trust and to distribute the Subordinated Debentures to the holders of the Designated Securities in liquidation of the Designated

Trust, to use its best efforts to list the Subordinated Debentures, subject to notice of issuance, on the ___________________, prior to such distribution.]

[ACCOUNTANTS LETTERS AND LEGAL OPINIONS:

         At each Time of Delivery, [insert relevant provisions, if required]

TIME OF DELIVERY:

         9:00 a.m., New York City time _______ __, ____


NAMES OF UNDERWRITERS AND NUMBER OF DESIGNATED SECURITIES TO
BE PURCHASED:

         As described on Schedule I hereto.

CLOSING LOCATION:

         [Sullivan & Cromwell
         125 Broad Street
         New York, New York]

NAMES AND ADDRESSES OF REPRESENTATIVES:





                                       -3-